                      Semiannual Report February 28, 1999

                                  OPPENHEIMER

                                Equity Income
                                     Fund


                             [PHOTO APPEARS HERE]





                    [LOGO OF OPPENHEIMERFUNDS APPEARS HERE]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

Contents

3  President's Letter

4  An Interview with Your Fund's Manager

9  Financial Statements

32 Officers and Trustees

36 Information and Services


 .    The broad market pullback of September and October 1998 hurt performance, but losses were limited by the Fund's defensive allocation of assets and the strong performance of Treasury securities.

 .    We sold Treasuries as prices climbed, positioning the Fund to benefit when other fixed income sectors rebounded.

 .    Effective April 1, 1999, the Fund's name will be changed to Oppenheimer
     Capital Income Fund.


Cumulative Total Returns
For the 6-Month Period
Ended 2/28/99

Class A
Without                         With
Sales Chg.(1)                   Sales Chg.(2)
---------------------------------------------
11.67%                          5.25%
---------------------------------------------

Class B
Without                         With
Sales Chg.(1)                   Sales Chg.(2)
---------------------------------------------
11.30%                          6.30%
---------------------------------------------

Class C
Without                         With
Sales Chg.(1)                   Sales Chg.(2)
---------------------------------------------
11.24%                          10.24%
---------------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Includes changes in net asset value per share without deducting any sales charges.
2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


2   Oppenheimer Equity Income Fund

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO OF JAMES C. SWAIN APPEARS HERE]
James C. Swain
Chairman
Oppenheimer
Equity Income Fund

[PHOTO OF BRIDGET A. MACASKILL APPEARS HERE]
Bridget A. Macaskill
President
Oppenheimer Equity Income Fund


Contrary to what many analysts had expected, the U.S. economy appears to have picked up steam over the past few months. The fourth quarter of 1998 posted the fastest rate of economic growth in two years, and early indications suggest that the first quarter of 1999 may follow suit.

     With respect to the U.S. bond market, stronger-than-expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer-term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax exempt bond prices and yields have remained relatively stable.

     In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.

     What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers are likely to provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.

     Even though many equity investors may be tempted to jump aboard the technology bandwagon, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.

     No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.

Sincerely,

/s/ James C. Swain               /s/ Bridget A. Macaskill

James C. Swain                   Bridget A. Macaskill
March 19, 1999


3   Oppenheimer Equity Income Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------


How did the Fund perform during the six-month period that ended February 28, 1999?

Overall we are satisfied that Oppenheimer Equity Income Fund provided investors with current income while helping to minimize the risks of an exceptionally challenging and volatile period in the equity and bond markets. We believe that our disciplined approach to investing in a diversified, conservative portfolio of equities, fixed income securities and cash is reflected in the Fund's performance during this period.

What made this such a challenging period?

During the second half of 1998, widespread economic difficulties in emerging markets throughout the world sparked fears of a global economic slowdown. Most equities suffered as a result, with the steepest declines in September and early October. On the other hand, bonds performed relatively well, especially U.S. Treasury instruments. With investors throughout the world searching for safe, high-quality securities, demand for Treasuries rose, driving prices sharply higher.

     Then, on October 15th, the Federal Reserve Board (the Fed) stepped in with a surprise cut in government lending rates. By signaling the Fed's willingness to act decisively to avoid a recession in the United States, the move helped bolster investor confidence. As a result, most equities began to rise as quickly as they had fallen. By early 1999, most sectors had recovered the ground they'd lost and in many cases had climbed to new highs. One exception was the financial services sector, which experienced a weaker recovery due to lingering investor concerns about financial exposures to emerging markets.


"Our cautious view of the economy led us to adopt a relatively defensive posture in the stock market."



4   Oppenheimer Equity Income Fund

[PHOTO OF JOHN DONEY AND BRUCE BARTLETT APPEARS HERE]

Portfolio Management
Team (l to r)
John Doney
(Portfolio Manager)
Bruce Bartlett


On the fixed income side, most types of bonds benefited as investors gained confidence in the ability of corporate and government entities to meet their debt commitments. However, Treasuries weakened as investor confidence increased and demand for the safest possible instruments softened. Consequently, the "spread" in relative yield between Treasuries and corporate bonds narrowed.

How did you manage the Fund in light of these events?

Our strategy was designed to help cushion investors from market volatility while providing a high rate of current income. To a large degree, we succeeded in achieving these goals during the six months that ended on February 28, 1999.

     Earlier in 1998, our cautious view of the economy led us to adopt a relatively defensive posture in the stock market. We sold some of our financial services and retail stocks because they had become more highly valued since we purchased them, and used some of our cash to increase our holdings of Treasuries. Both of these moves proved advantageous during the market correction of September and early October. As the value of our Treasuries rose, we gradually sold most of our position, using some of the money to purchase corporate high-yield bonds and holding the rest as cash. These moves also benefited the Fund's investors when spreads between corporate bonds and Treasuries narrowed at the end of 1998 and the beginning of 1999.



5   Oppenheimer Equity Income Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

However, the Fund's performance suffered because of the weak recovery in the financial services sector. Although we had already sold some of our financial industry stocks in mid-1998, a relatively high percentage of the Fund's capital remained invested in financial services companies because we believed they represented quality investments at a reasonable price. Many of these companies were regional banks, such as Bank One Corp., with virtually no overseas exposure. Nevertheless, in the wake of the 1998 market correction, investors seemed to regard all financial services companies with suspicion. The only companies in the sector to bounce back fully were those that demonstrated the ability to deliver strong earnings. For example, Chase Manhattan Corp., another of our holdings, posted excellent earnings in early 1999 and outperformed the financial industry sector by a wide margin.

What is your outlook for the future?

We believe the economy is likely to slow in the near future, creating favorable conditions for bonds while constraining corporate earnings. In light of this view, we intend to maintain the Fund's defensive posture in equities. We continue to find attractive values among financial services companies which we believe offer the potential for strong earnings recoveries in 1999. We also continue to invest in a wide range of sectors that we believe are likely to perform relatively well in a slowing economy, such as utilities, health care, and energy. At the same time, we are keeping cash reserves at relatively high levels until more attractive value-oriented investment opportunities arise that meet our strict criteria.

Avg Annual Total Returns
For the Periods Ended 3/31/99(1)

Class A
1 year          5 year           10 year
-------------------------------------------
-4.32%          15.70%           12.32%
-------------------------------------------

Class B                            Since
1 year          5 year           Inception
-------------------------------------------
-3.81%          15.90%           13.63%
-------------------------------------------

Class C                            Since
1 year          5 year           Inception
-------------------------------------------
-0.23%          N/A              17.32%
-------------------------------------------


6   Oppenheimer Equity Income Fund

We remain committed to our value-oriented investment discipline, because we believe it offers the best defense against market downturns while providing opportunities to benefit from market advances. We remain committed as well to striving to provide investors with a high rate of current income. That's what makes Oppenheimer Equity Income Fund part of The Right Way to Invest.

Top 10 Stock Holdings(2)
-----------------------------------------
First Union Corp.                    2.6%
-----------------------------------------
Chase Manhattan Corp.                2.4
-----------------------------------------
Philip Morris Cos., Inc.             2.1
-----------------------------------------
BankAmerica Corp.                    2.1
-----------------------------------------
Citigroup, Inc.                      1.9
-----------------------------------------
Bank One Corp.                       1.9
-----------------------------------------
American General Corp.               1.3
-----------------------------------------
RJR Nabisco Holdings Corp.           1.0
-----------------------------------------
Capital One Financial Corp.          1.0
-----------------------------------------
Bristol-Myers Squibb Co.             0.9
-----------------------------------------

Asset Allocation(2)

  Common Stock            49.2%
  Cash Equivalents        28.6
  Bonds                   11.7
  Others                   7.2
  Conv. Bonds              1.9
  Preferred Stock          1.4

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 12/1/70. The Fund's maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 8/17/93). Class C returns include the contingent deferred sales charge of 1% for the 1-year return. Class C shares have an inception date of 11/1/95. Class B and C shares are subject to a 0.75% annual asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.
2. Portfolio is subject to change. Percentages are as of February 28, 1999, and are based on total market value of investments.

7   Oppenheimer Equity Income Fund

Financials
--------------------------------------------------------------------------------








8   Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Investments February 28, 1999 (Unaudited)
-------------------------------------------------------------------------------

                                                                   Market Value
                                                       Shares      See Note 1
-------------------------------------------------------------------------------
Common Stocks--49.2%
-------------------------------------------------------------------------------
Basic Materials--1.5%
-------------------------------------------------------------------------------
Chemicals--0.5%
Dexter Corp.                                           500,000      $13,875,000
-------------------------------------------------------------------------------
Lyondell Chemical Co.                                  396,160        5,298,640
                                                                   ------------
                                                                     19,173,640

-------------------------------------------------------------------------------
Paper--1.0%
Smurfit-Stone Container Corp.(1)                       257,142        4,644,627
-------------------------------------------------------------------------------
Sonoco Products Co.                                    660,000       16,170,000
-------------------------------------------------------------------------------
Union Camp Corp.                                       200,000       13,375,000
-------------------------------------------------------------------------------
Westvaco Corp.                                         375,000        8,390,625
                                                                   ------------
                                                                     42,580,252

-------------------------------------------------------------------------------
Capital Goods--2.6%
-------------------------------------------------------------------------------
Electrical Equipment--0.6%
AMP, Inc.                                              436,125       23,196,398
-------------------------------------------------------------------------------
Industrial Services--0.2%
Browning-Ferris Industries, Inc.                       225,000        7,087,500
-------------------------------------------------------------------------------
Manufacturing--1.8%
AlliedSignal, Inc.                                     500,000       20,687,500
-------------------------------------------------------------------------------
Cooper Industries, Inc.                                163,333        7,145,819
-------------------------------------------------------------------------------
Hillenbrand Industries, Inc.                           300,000       12,562,500
-------------------------------------------------------------------------------
Pall Corp.                                             800,000       16,950,000
-------------------------------------------------------------------------------
Tenneco, Inc. (New)                                    500,000       14,968,750
                                                                   ------------
                                                                     72,314,569

-------------------------------------------------------------------------------
Consumer Cyclicals--1.8%
-------------------------------------------------------------------------------
Autos & Housing--0.9%
Delphi Automotive Systems Corp.(1)                     647,700       11,941,969
-------------------------------------------------------------------------------
Ford Motor Co.                                         100,000        5,931,250
-------------------------------------------------------------------------------
Snap-On, Inc.                                          675,000       19,068,750
                                                                   ------------
                                                                     36,941,969

-------------------------------------------------------------------------------
Media--0.3%
Hollinger International, Inc.                          700,000        8,662,500
-------------------------------------------------------------------------------
R.H. Donnelley Corp.                                   160,000        2,400,000
                                                                   ------------
                                                                     11,062,500

-------------------------------------------------------------------------------
Retail: General--0.6%
Family Dollar Stores, Inc.                             700,000       14,000,000
-------------------------------------------------------------------------------
Sears Roebuck & Co.                                    300,000       12,187,500
                                                                   ------------
                                                                     26,187,500

                       9 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited)(Continued)
--------------------------------------------------------------------------------

                                                          Market Value
                                            Shares        See Note 1
----------------------------------------------------------------------
Consumer Staples--6.4%
----------------------------------------------------------------------
Consumer Services--1.1%
Dun & Bradstreet Corp. (New)                  900,000      $30,825,000
----------------------------------------------------------------------
H&R Block, Inc.                               300,000       13,612,500
                                                           -----------
                                                            44,437,500

----------------------------------------------------------------------
Food--1.2%
General Mills, Inc.                           100,000        8,068,750
----------------------------------------------------------------------
RJR Nabisco Holdings Corp. (New)            1,500,000       40,968,750
                                                           -----------
                                                            49,037,500

----------------------------------------------------------------------
Food & Drug Retailers--0.8%
SUPERVALU, Inc.                             1,300,000       31,281,250
----------------------------------------------------------------------
Household Goods--0.9%
Fort James Corp.                              753,433       22,508,811
----------------------------------------------------------------------
Newell Co.                                    345,700       14,692,250
                                                           -----------
                                                            37,201,061

----------------------------------------------------------------------
Tobacco--2.4%
Philip Morris Cos., Inc.                    2,200,000       86,075,000
----------------------------------------------------------------------
UST, Inc.                                     400,000       11,825,000
                                                           -----------
                                                            97,900,000

----------------------------------------------------------------------
Energy--2.1%
----------------------------------------------------------------------
Oil: Domestic--2.0%
Atlantic Richfield Co.                        100,000        5,462,500
----------------------------------------------------------------------
Conoco, Inc., Cl. A(1)                      1,249,200       25,374,375
----------------------------------------------------------------------
Enron Oil & Gas Co.                           270,000        4,455,000
----------------------------------------------------------------------
Phillips Petroleum Co.                        300,000       11,606,250
----------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.               400,000        7,900,000
----------------------------------------------------------------------
Unocal Corp.                                  500,000       14,093,750
----------------------------------------------------------------------
USX-Marathon Group                            500,000       10,343,750
                                                           -----------
                                                            79,235,625

----------------------------------------------------------------------
Oil: International--0.1%
Royal Dutch Petroleum Co., NY Shares          100,000        4,387,500
----------------------------------------------------------------------
Financial--26.2%
----------------------------------------------------------------------
Banks--15.3%
Bank of New York Co., Inc. (The)              900,000       31,443,750
----------------------------------------------------------------------
Bank One Corp.                              1,400,000       75,250,000
----------------------------------------------------------------------
BankAmerica Corp. (New)                     1,300,000       84,906,250
----------------------------------------------------------------------
BankBoston Corp.                              750,000       30,328,125

                       10 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Market Value
                                                     Shares         See Note 1
--------------------------------------------------------------------------------
Banks (continued)
Bankers Trust Corp.                                    100,000      $  8,700,000
--------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                          1,200,000        95,550,000
--------------------------------------------------------------------------------
First Union Corp.                                    2,000,000       106,625,000
--------------------------------------------------------------------------------
Fleet Financial Group, Inc.                            500,000        21,468,750
--------------------------------------------------------------------------------
KeyCorp                                                600,000        19,350,000
--------------------------------------------------------------------------------
Mellon Bank Corp.                                      450,000        30,431,250
--------------------------------------------------------------------------------
National City Corp.                                    300,000        20,962,500
--------------------------------------------------------------------------------
PNC Bank Corp.                                         301,600        15,702,050
--------------------------------------------------------------------------------
Summit Bancorp                                         700,000        27,037,500
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                   500,000        33,968,750
--------------------------------------------------------------------------------
Union Planters Corp.                                   387,440        17,507,445
                                                                    ------------
                                                                     619,231,370

--------------------------------------------------------------------------------
Diversified Financial--4.8%
American Express Co.                                   300,000        32,550,000
--------------------------------------------------------------------------------
Anthracite Capital, Inc.                               600,000         4,387,500
--------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                  157,250         6,388,281
--------------------------------------------------------------------------------
Capital One Financial Corp.                            300,000        38,287,500
--------------------------------------------------------------------------------
Citigroup, Inc.                                      1,312,500        77,109,375
--------------------------------------------------------------------------------
Household International, Inc.                          766,650        31,145,156
--------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage Investment Corp.   500,000         4,531,250
                                                                    ------------
                                                                     194,399,062

--------------------------------------------------------------------------------
Insurance--4.3%
Allstate Corp.                                         700,000        26,250,000
--------------------------------------------------------------------------------
American General Corp.                                 700,000        51,275,000
--------------------------------------------------------------------------------
Enhance Financial Services Group, Inc.                 703,425        16,662,380
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                300,000        16,218,750
--------------------------------------------------------------------------------
IPC Holdings Ltd.                                      359,500         7,549,500
--------------------------------------------------------------------------------
Reliance Group Holdings, Inc.                        2,141,500        22,084,219
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                  1,000,000        32,375,000
                                                                    ------------
                                                                     172,414,849

--------------------------------------------------------------------------------
Real Estate Investment Trusts--0.5%
Equity Office Properties Trust                         340,500         8,767,875
--------------------------------------------------------------------------------
FBR Asset Investment Corp.(2)                          500,000         6,750,000
--------------------------------------------------------------------------------
Horizon Group Properties, Inc.(1)                       30,000           135,000
--------------------------------------------------------------------------------
Prime Retail, Inc.                                     600,000         4,800,000
--------------------------------------------------------------------------------
Wilshire Real Estate Investment Trust, Inc.            330,000         1,051,875
                                                                    ------------
                                                                      21,504,750

                      11  Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of investments (Unaudited)(Continued)
--------------------------------------------------------------------------------


                                                                  Market Value
                                                     Shares       See Note 1
-------------------------------------------------------------------------------
Savings & Loans--1.3%
Golden State Bancorp, Inc.(1)                        390,650      $   6,958,453
-------------------------------------------------------------------------------
Greenpoint Financial Corp.                           400,000         12,275,000
-------------------------------------------------------------------------------
Sovereign Bancorp, Inc.                              262,216          3,212,146
-------------------------------------------------------------------------------
Washington Mutual, Inc.                              750,000         30,000,000
                                                                  -------------
                                                                     52,445,599

-------------------------------------------------------------------------------
Healthcare--1.7%
-------------------------------------------------------------------------------
Healthcare/Drugs--1.7%
American Home Products Corp.                         300,000         17,850,000
-------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                             300,000         37,781,250
-------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                             250,000         13,625,000
                                                                  -------------
                                                                     69,256,250

-------------------------------------------------------------------------------
Technology--0.7%
-------------------------------------------------------------------------------
Electronics--0.7%
Motorola, Inc.                                       400,000         28,100,000
-------------------------------------------------------------------------------
Telecommunications--1.8%
-------------------------------------------------------------------------------
Telephone Utilities--1.8%
GTE Corp.                                            550,000         35,681,250
-------------------------------------------------------------------------------
SBC Communications, Inc.                             700,000         37,012,500
                                                                  -------------
                                                                     72,693,750

-------------------------------------------------------------------------------
Utilities--4.4%
-------------------------------------------------------------------------------
Electric Utilities--3.7%
Allegheny Energy, Inc.                               300,000          8,906,250
-------------------------------------------------------------------------------
Central & South West Corp.                           600,000         14,887,500
-------------------------------------------------------------------------------
DQE, Inc.                                            216,200          8,256,138
-------------------------------------------------------------------------------
FirstEnergy Corp.                                    400,000         11,700,000
-------------------------------------------------------------------------------
Florida Progress Corp.                               600,000         24,075,000
-------------------------------------------------------------------------------
Illinova Corp.                                       700,000         16,625,000
-------------------------------------------------------------------------------
New Century Energies, Inc.                           308,000         12,493,250
-------------------------------------------------------------------------------
Potomac Electric Power Co.                           500,000         12,187,500
-------------------------------------------------------------------------------
SCANA Corp.                                          300,000          7,050,000
-------------------------------------------------------------------------------
Texas Utilities Co.                                  500,000         21,218,750
-------------------------------------------------------------------------------
Unicom Corp.                                         400,000         14,225,000
                                                                  -------------
                                                                    151,624,388

-------------------------------------------------------------------------------
Gas Utilities--0.7%
Enron Corp.                                          425,000         27,625,000
                                                                  -------------
Total Common Stocks (Cost $1,190,649,851)                         1,991,319,782

                      12  Oppenheimer Equity Income Fund

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                                                                              Market Value
                                                                               Shares         See Note 1
----------------------------------------------------------------------------------------------------------
Preferred Stocks--1.4%
----------------------------------------------------------------------------------------------------------
Armco, Inc., $7.25 Cum. Cv., Vtg                                                 200,000      $ 9,100,000
----------------------------------------------------------------------------------------------------------
Banco Commercial Portuguese International Bank Ltd.,
8% Cv. Preferred Stock, Series A                                                 140,400       16,286,400
----------------------------------------------------------------------------------------------------------
California Federal Preferred Capital Corp., 9.125%
Non-Cum. Exchangeable Preferred, Series A, Non-Vtg                                55,000        1,450,625
----------------------------------------------------------------------------------------------------------
Chiquita Brands International, Inc., $3.75 Cum. Cv., Series B, Non-Vtg           180,000        7,042,500
----------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 7.25% Cum. Cv. Jr. Preferred, Non-Vtg.(4)(5)            53,723       12,443,590
----------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., $4.625 Cum. Cv. Preferred Stock(5)                   200,000        8,850,000
                                                                                              -----------
Total Preferred Stocks (Cost $42,966,908)                                                      55,173,115

----------------------------------------------------------------------------------------------------------
Other Securities--5.5%
----------------------------------------------------------------------------------------------------------
American General Delaware LLC, 6% Cv. Monthly Income
Preferred Securities, Series A                                                    75,000        7,003,125
----------------------------------------------------------------------------------------------------------
American Heritage Life Investment Corp., 8.50% Cum. Cv
Preferred Redeemable Increased Dividend Equity Securities                         35,000        2,196,250
----------------------------------------------------------------------------------------------------------
Corning Delaware LP, 6% Cum. Cv. Monthly Income
Preferred Securities, Non-Vtg                                                    150,000       12,262,500
----------------------------------------------------------------------------------------------------------
Dollar General Corp., 8.50% Cv. Structured Yield Product
Exchangeable for Stock                                                           451,800       18,100,237
----------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 9% Trust Preferred
Nts., 12/1/06                                                                  5,985,000        6,179,513
----------------------------------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common Exchange
Securities for Time Warner, Inc. Common Stock                                    175,800       19,250,100
----------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 8.25% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                           1,450,000       11,418,750
----------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8% Cv. Preferred Redeemable Increased
Dividend Equity Securities                                                        50,000        1,625,000
----------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8.75% Cv. Preferred Redeemable Increased
Dividend Equity Securities                                                       135,000        2,480,625
----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6% Cv. Structured Yield Product
Exchangeable for Common Stock of Cox Communications, Inc.                        100,000        5,900,000
----------------------------------------------------------------------------------------------------------
National Australia Bank Ltd., ExCaps (each ExCap consists
of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling the holder to exchange
ExCaps for ordinary shares)(3)                                                   590,000       17,884,375
----------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cv. Preferred Stock(5)                           244,000       12,718,500
----------------------------------------------------------------------------------------------------------
Nipsco Industries, Inc., 7.75% Cv. Premium Income Equity Securities(1)           200,000        9,887,500
----------------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income Preferred
Securities, Non-Vtg.(5)                                                          200,000        9,025,000
----------------------------------------------------------------------------------------------------------
PLC Capital Trust II, 6.50% Cum. Cv. Preferred Redeemable Increased
Dividend Equity Securities                                                        56,500        3,414,719
----------------------------------------------------------------------------------------------------------
Premier Parks, Inc., 7.50% Cum. Cv. Premium Income Equity
Securities, Non-Vtg                                                              499,000       28,443,000

                       13 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                                  Market Value
                                                                              Shares               See Note 1
--------------------------------------------------------------------------------------------------------------
Other Securities  (continued)
Salomon Smith Barney Holdings, Inc., 7.625% Cv. Preferred
Debt Exchangeable for Common Stock of Financial Security
Assurance Holdings Ltd.                                                            460,000        $ 19,780,000
--------------------------------------------------------------------------------------------------------------
St. George Bank, ADR $1.35 Cv. Structured Yield Product
Exchangeable for Common Stock of St. George Bank(5)                                114,000           5,489,812
--------------------------------------------------------------------------------------------------------------
Texas Utilities Co., 9.25% Cv. Preferred Redeemable Increased
Dividend Equity Securities                                                         176,500           9,211,094
--------------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Term Income Deferrable
Equity Securities, Non-Vtg.                                                        131,400           6,208,650
--------------------------------------------------------------------------------------------------------------
WBK Trust, 10% Cv. Structured Yield Product Exchangeable Stock                     450,000          14,231,250
                                                                                                  ------------
Total Other Securities (Cost $189,956,425)                                                         222,710,000

                                                                              Units
--------------------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.1%
--------------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc. Wts., Exp. 1/01 (Cost $1,316,782)                       390,650           1,977,666

                                                                              Face
                                                                              Amount(6)
--------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--4.3%
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.94%, 5/15/21(7)                                $150,000,000          40,446,000
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.20%, 8/15/08(7)                                 150,000,000          89,033,400
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.20%, 8/15/20(7)                                 150,000,000          42,177,750
                                                                                                  ------------
Total U.S. Government Obligations (Cost $142,504,830)                                              171,657,150

--------------------------------------------------------------------------------------------------------------
Foreign Government Obligations--1.5%
--------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Bonds, Series L, 6.188%, 3/31/05(8)                      6,110,000           5,025,475
--------------------------------------------------------------------------------------------------------------
Canada (Government of) Bonds, 7.50%, 9/1/00CAD                                  19,460,000          13,327,757
--------------------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(5)                            9,000,000           7,717,500
--------------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds, 6%, 12/23/23(8)                       1,250,000             728,125
--------------------------------------------------------------------------------------------------------------
New South Wales State Bank Bonds, 9.25%, 2/18/03AUD                              9,900,000           6,896,404
--------------------------------------------------------------------------------------------------------------
Queensland (State of) Treasury Corp., Global
Exchangeable Gtd. Nts., 8%, 8/14/01AUD                                          33,650,000          22,239,385
--------------------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10ZAR                   27,500,000           4,097,011
--------------------------------------------------------------------------------------------------------------
South Australia (Government of) Bonds, 9%, 9/23/02AUD                            3,000,000           2,057,221
                                                                                                  ------------
Total Foreign Government Obligations (Cost $69,722,909)                                             62,088,878

--------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes--5.8%
--------------------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                        4,000,000           4,250,000
--------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 7.875% Sr. Nts., 1/1/09(5)                     5,995,000           6,069,937
--------------------------------------------------------------------------------------------------------------
Amtran, Inc., 9.625% Nts., 12/15/05                                              3,000,000           3,007,500
--------------------------------------------------------------------------------------------------------------
Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20(8)                5,000,000           7,942,375
--------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                           2,500,000           2,015,625


                      14   Oppenheimer Equity Income Fund


                                                                              Face           Market Value
                                                                              Amount(6)      See Note 1
---------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes  (continued)
Building Materials Corp. of America, 8% Sr. Nts., 12/1/08(5)                  $  5,000,000   $  5,025,000
---------------------------------------------------------------------------------------------------------
Chancellor Media Corp., 9% Sr. Unsec. Sub. Nts., 10/1/08                         7,000,000      7,612,500
---------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06                         2,400,000      1,524,000
---------------------------------------------------------------------------------------------------------
Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                                   6,000,000      6,510,000
---------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                              6,350,000      5,842,000
---------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                             3,000,000      3,090,000
---------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub. Debs., 4/1/23                                3,500,000      3,972,500
---------------------------------------------------------------------------------------------------------
Echostar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09(5)                            5,000,000      5,037,500
---------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11               6,000,000      6,918,732
---------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Sub. Nts., 3/15/09(5)                     6,500,000      6,467,500
---------------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 8.375% Sr. Unsec. Debs., Series B, 4/15/10              2,550,000      2,607,375
---------------------------------------------------------------------------------------------------------
Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06(2)               5,000,000      5,012,500
---------------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Nts., 12/15/01                                   3,000,000      3,090,000
---------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05                            2,500,000      2,487,500
---------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                         10,000,000      9,850,000
---------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 8.625% Sr. Unsec. Nts., 3/15/05        4,710,000      5,016,150
---------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25% Sr. Unsec. Sub. Nts., 2/1/06     5,000,000      5,375,000
---------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc., 8.75% Sr. Nts., 11/15/08(5)                           2,000,000      2,030,000
---------------------------------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                                             5,000,000      4,925,000
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.60% Sr. Unsec. Nts.,
Series B, 6/1/08                                                                 4,500,000      4,286,250
---------------------------------------------------------------------------------------------------------
Jacor Communications Co., 8% Sr. Sub. Nts., 2/15/10                              2,520,000      2,702,700
---------------------------------------------------------------------------------------------------------
Jacor Communications Co., 8.75% Sr. Sub. Nts., Series B, 6/15/07                 1,745,000      1,910,775
---------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                  6,000,000      6,060,000
---------------------------------------------------------------------------------------------------------
Lenfest Communications, Inc., 8.375% Sr. Unsec. Nts., 11/1/05                    6,000,000      6,525,000
---------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 8.75% Sr. Sub. Nts., 1/1/09(5)(9)               2,000,000      2,030,000
---------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                                  7,500,000      7,846,875
---------------------------------------------------------------------------------------------------------
NTL, Inc., 11.50% Sr. Nts., 10/1/08(5)                                           7,650,000      8,644,500
---------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                 5,000,000      5,112,500
---------------------------------------------------------------------------------------------------------
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 12/15/05(5)                5,650,000      5,565,250
---------------------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                             6,000,000      6,292,500
---------------------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10                             1,000,000        945,000
---------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc., 8.875% Sr. Sub. Nts., 12/15/10(5)                           6,000,000      5,730,000
---------------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03(2)                 9,000,000      9,371,250
---------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts., 2/1/08              6,000,000      5,250,000
---------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Sub. Nts., 12/1/08(5)                        7,000,000      7,227,500
---------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06                            8,000,000      8,580,000
---------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.125% Sr. Sub. Nts., 12/1/08(5)                         5,750,000      5,778,750
---------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07                            2,000,000      2,010,000

                      15   Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                                              Face           Market Value
                                                                              Amount/(6)/    See Note 1
---------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes  (continued)
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                              $  6,000,000   $  6,450,000
---------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11/(5)/                1,950,270      1,009,265
---------------------------------------------------------------------------------------------------------
TV Guide, Inc., 8.125% Sr. Sub. Nts., 3/1/09/(2)/                                6,500,000      6,524,375
---------------------------------------------------------------------------------------------------------
World Color Press, Inc., 7.75% Sr. Sub. Nts., 2/15/09/(5)/                        3,000,000      2,925,000
                                                                                             ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $226,235,269)                           234,456,184

---------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds and Notes--1.9%
---------------------------------------------------------------------------------------------------------
Apple Computer, Inc., 6% Cv. Sub. Nts., 6/1/01                                  10,500,000     13,216,875
---------------------------------------------------------------------------------------------------------
Cirrus Logic, Inc., 6% Cv. Sub. Nts., 12/15/03/(5)/                             11,000,000      8,030,000
---------------------------------------------------------------------------------------------------------
Inco Ltd., 5.75% Cv. Debs., 7/1/04                                               9,700,000      8,560,250
---------------------------------------------------------------------------------------------------------
Inco Ltd., 7.75% Cv. Debs., 3/15/16                                              9,800,000      8,820,000
---------------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc., 5.50% Cv. Sub. Nts., 6/1/02                  7,000,000      5,136,250
---------------------------------------------------------------------------------------------------------
Mutual Risk Management Ltd., Zero Coupon Exchangeable
Sub. Debs., 5.25%, 10/30/15/(5)//(7)/                                           19,500,000     15,380,625
---------------------------------------------------------------------------------------------------------
Oryx Energy Co., 7.50% Cv. Sub. Debs., 5/15/14                                   7,000,000      6,807,500
---------------------------------------------------------------------------------------------------------
VLSI Technology, Inc., 8.25% Cv. Sub. Nts., 10/1/05                             10,100,000     10,049,500
                                                                                             ------------
Total Convertible Corporate Bonds and Notes (Cost $68,787,358)                                 76,001,000

---------------------------------------------------------------------------------------------------------
Structured Instruments--1.6%
---------------------------------------------------------------------------------------------------------
Commerzbank International SA, Lehman High Yield Composite
Index Linked Nts., 7.80%, 4/5/99                                                50,000,000     51,000,000
---------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 6.689%, 4/28/02
(representing a basket of reference loans and a total return
swap between Chase Manhattan Bank and the Trust)/(2)//(8)/                      16,800,000     14,376,043
                                                                                             ------------
Total Structured Instruments (Cost $67,220,346)                                                65,376,043

---------------------------------------------------------------------------------------------------------
Short-Term Notes--19.9%/(10)/
---------------------------------------------------------------------------------------------------------
BMW US Capital Corp., 4.82%, 3/11/99                                            50,000,000     49,933,056
---------------------------------------------------------------------------------------------------------
CIESCO, LP, 4.81%, 3/2/99                                                       50,000,000     49,993,319
---------------------------------------------------------------------------------------------------------
CIESCO, LP, 4.82%, 3/17/99                                                      25,000,000     24,946,445
---------------------------------------------------------------------------------------------------------
CIESCO, LP, 4.82%, 3/23/99                                                      25,000,000     24,926,361
---------------------------------------------------------------------------------------------------------
CIT Group Holdings, Inc., 4.82%, 3/8/99                                         25,000,000     24,976,569
---------------------------------------------------------------------------------------------------------
Equilon Enterprises LLC, 4.82%, 3/23/99                                         25,000,000     24,926,361
---------------------------------------------------------------------------------------------------------
Equilon Enterprises LLC, 4.83%, 4/8/99                                          35,000,000     34,821,558
---------------------------------------------------------------------------------------------------------
Equilon Enterprises LLC, 4.86%, 4/5/99                                          40,000,000     39,811,000
---------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 4.93%, 3/15/99                                  25,000,000     24,953,236
---------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 4.83%, 3/5/99                                  25,000,000     24,986,583
---------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 4.84%, 4/6/99                                  50,000,000     49,758,000
---------------------------------------------------------------------------------------------------------
Homeside Lending, Inc., 4.83%, 3/12/99                                          30,000,000     29,955,725
---------------------------------------------------------------------------------------------------------
Homeside Lending, Inc., 4.84%, 3/22/99                                          25,000,000     24,929,417
---------------------------------------------------------------------------------------------------------
Homeside Lending, Inc., 4.85%, 3/4/99                                           20,000,000     19,991,917

                      16   Oppenheimer Equity Income Fund


                                                                              Face              Market Value
                                                                              Amount/(6)/       See Note 1
------------------------------------------------------------------------------------------------------------
Short-Term Notes  (continued)
Homeside Lending, Inc., 4.86%, 3/10/99                                        $ 20,000,000      $ 19,975,700
------------------------------------------------------------------------------------------------------------
International Lease Finance Corp., 4.80%, 3/4/99                                50,000,000        49,980,000
------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 4.95%, 3/11/99                                  50,000,000        49,931,250
------------------------------------------------------------------------------------------------------------
Monsanto Co., 4.82%, 3/12/99                                                    33,500,000        33,450,662
------------------------------------------------------------------------------------------------------------
Motiva Enterprises LLC, 4.82%, 3/16/99                                          55,000,000        54,889,542
------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 4.83%, 4/5/99                                         50,000,000        49,765,208
------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 4.83%, 4/7/99                                         50,000,000        49,751,792
------------------------------------------------------------------------------------------------------------
Xerox Capital (Europe) plc, 4.82%, 3/5/99                                       50,000,000        49,973,222
                                                                                              --------------
Total Short-Term Notes (Cost $806,626,923)                                                       806,626,923

------------------------------------------------------------------------------------------------------------
Repurchase Agreements--8.6%
------------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 4.73%, dated 2/26/99, to be repurchased at $347,536,934 on 3/1/99, collateralized by U.S. Treasury Nts.,
4.625%-6.25%, 11/30/00-2/15/06, with a value of $95,213,352, U.S. Treasury
Bonds, 6.375%-11.25%, 2/15/15-8/15/27, with a value of $175,634,801, and U.S.
Treasury Bills, 8/26/99, with a value of $84,862,872 (Cost $347,400,000)       347,400,000      347,400,000
------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $3,153,387,601)                                     99.8%    4,034,786,741
------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                        0.2         9,776,329
                                                                              ------------    --------------
Net Assets                                                                           100.0%   $4,044,563,070
                                                                              ============    ==============


1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
4. Interest or dividend is paid in kind.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $143,195,229 or 3.54% of the Fund's net assets as of February 28, 1999.
6. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
AUD--Australian Dollar
CAD--Canadian Dollar
ZAR--South African Rand
7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
8. Represents the current interest rate for a variable rate security.
9. When-issued security to be delivered and settled after February 28, 1999.
10. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

                      17  Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------------
Statement of Assets and Liabilities    February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Assets
Investments, at value (cost $3,153,387,601) -- see
 accompanying statement                                             $4,034,786,741
--------------------------------------------------------------------------------------
Cash                                                                     3,915,790
--------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                  14,743,953
Investments sold                                                         8,414,678
Shares of beneficial interest sold                                       2,885,765
Other                                                                      174,170
                                                                    --------------
Total assets                                                         4,064,921,097
--------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                   14,630,442
Shares of beneficial interest redeemed                                   3,811,513
Distribution and service plan fees                                       1,395,775
Shareholder reports                                                        236,140
Trustees' compensation                                                      70,269
Custodian fees                                                              47,344
Other                                                                      166,544
                                                                    --------------
Total liabilities                                                       20,358,027
--------------------------------------------------------------------------------------
Net Assets                                                          $4,044,563,070
                                                                    ==============
--------------------------------------------------------------------------------------
Composition of Net Assets

Paid-in capital                                                     $2,998,521,888
--------------------------------------------------------------------------------------
Undistributed net investment income                                     28,612,421
--------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions               136,026,385
--------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies               881,402,376
                                                                    --------------
Net assets                                                          $4,044,563,070
                                                                    ==============

                      18 Oppenheimer Equity Income Fund

-------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,166,156,636 and 227,120,262 shares of beneficial interest outstanding)            $13.94
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                      $14.79
-------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $756,934,642 and
54,778,641 shares of beneficial interest outstanding)                                $13.82
-------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $121,471,792 and
8,795,545 shares of beneficial interest outstanding)                                 $13.81

See accompanying Notes to Financial Statements.


                       19 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


Investment Income
Interest                                                              $ 48,508,460
----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $10,607)                 39,556,810
                                                                      ------------
Total income                                                            88,065,270

----------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                                 10,232,905
----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  3,216,467
Class B                                                                  3,578,655
Class C                                                                    555,292
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    1,987,759
----------------------------------------------------------------------------------
Shareholder reports                                                        422,896
----------------------------------------------------------------------------------
Registration and filing fees                                               171,606
----------------------------------------------------------------------------------
Trustees' compensation                                                     106,097
----------------------------------------------------------------------------------
Custodian fees and expenses                                                 77,593
----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                 44,010
----------------------------------------------------------------------------------
Insurance expenses                                                          13,282
----------------------------------------------------------------------------------
Other                                                                      124,365
                                                                       -----------
Total expenses                                                          20,530,927
Less expenses paid indirectly--Note 4                                      (10,544)
                                                                       -----------
Net expenses                                                            20,520,383

----------------------------------------------------------------------------------
Net Investment Income                                                   67,544,887

----------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain on:
Investments                                                            247,855,011
Foreign currency transactions                                                2,720
                                                                       -----------
Net realized gain                                                      247,857,731

----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                            102,264,675
Translation of assets and liabilities denominated in
  foreign currencies                                                     2,975,756
                                                                       -----------
Net change                                                             105,240,431
                                                                       -----------
Net realized and unrealized gain                                       353,098,162

----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  $420,643,049
                                                                      ============

See accompanying Notes to Financial Statements.


                      20  Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months Ended
                                                      February 28, 1999    Year Ended
                                                        (Unaudited)      August 31, 1998
----------------------------------------------------------------------------------------
Operations
Net investment income                                 $   67,544,887      $  120,767,267
----------------------------------------------------------------------------------------
Net realized gain                                        247,857,731         232,056,916
----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation    105,240,431        (176,538,903)
                                                      --------------      --------------
Net increase in net assets resulting from operations     420,643,049         176,285,280

----------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                  (52,787,010)        (99,500,973)
Class B                                                   (9,123,735)        (13,977,579)
Class C                                                   (1,411,562)         (1,859,540)
----------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                 (245,590,376)       (154,035,012)
Class B                                                  (57,343,992)        (26,561,696)
Class C                                                   (8,929,661)         (3,223,836)
----------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                  237,582,800         253,723,804
Class B                                                  116,271,843         234,393,363
Class C                                                   26,009,721          52,477,300
----------------------------------------------------------------------------------------
Net Assets
Total increase                                           425,321,077         417,721,111
----------------------------------------------------------------------------------------
Beginning of period                                    3,619,241,993       3,201,520,882
                                                      --------------      --------------
End of period (including undistributed net investment
income of $28,612,421 and $24,389,841, respectively)  $4,044,563,070      $3,619,241,993
                                                      ==============      ==============

See accompanying Notes to Financial Statements.


                       21 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                 Class A
                                                 -----------------------------------------------
                                                 Six Months
                                                 Ended
                                                 February 28,
                                                 1999              Year Ended August 31,
                                                 (Unaudited)       1998       1997       1996(2)
------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period             $13.75            $14.12     $11.36     $11.39
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .25               .50        .47        .09
Net realized and unrealized gain (loss)            1.36               .41       3.17       (.12)
                                                 ------            ------     ------     ------
Total income (loss) from investment
operations                                         1.61               .91       3.64       (.03)

------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.25)             (.49)      (.48)        --
Dividends in excess of net investment
income                                               --                --         --         --
Distributions from net realized gain              (1.17)             (.79)      (.40)        --
Distributions in excess of net realized gain         --                --         --         --
                                                 ------            ------     ------     ------
Total dividends and distributions
to shareholders                                   (1.42)            (1.28)      (.88)        --
------------------------------------------------------------------------------------------------
Net asset value, end of period                   $13.94            $13.75     $14.12     $11.36
                                                 ======            ======     ======     ======

------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)               11.67%             6.17%     33.39%     (0.26)%

------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)           $3,166            $2,889     $2,722     $2,110
------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $3,145            $3,072     $2,446     $2,109
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              3.59%(5)          3.47%      3.97%      3.28%(5)
Expenses(6)                                        0.87%(5)          0.87%      0.88%      0.94%(5)
------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           13%               18%        24%        14%

1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.
2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
3. For the period from August 17, 1993 (inception of offering) to June 30, 1994.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                     22    Oppenheimer Equity Income Fund

                                                                                          Class B
                                                  -----------------------------------     --------------------------------------
                                                                                          Six Months
                                                                                          Ended
                                                                                          February 28,
                                                   Year Ended June 30,                    1999             Year Ended August 31,
                                                   1996           1995         1994       (Unaudited)      1998          1997
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period               $10.25         $9.44        $10.01      $13.63          $14.01      $11.29
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .50           .50           .47         .20             .39         .37
Net realized and unrealized gain (loss)              1.36           .92          (.39)       1.35             .40        3.13
                                                   ------         -----        ------      ------          ------      ------
Total income (loss) from investment
operations                                           1.86          1.42           .08        1.55             .79        3.50

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.48)         (.48)         (.47)       (.19)           (.38)       (.38)
Dividends in excess of net investment
income                                                 --            --          (.01)         --              --          --
Distributions from net realized gain                 (.24)         (.13)         (.12)      (1.17)           (.79)       (.40)
Distributions in excess of net realized gain           --            --          (.05)         --              --          --
                                                   ------         -----        ------      ------          ------      ------
Total dividends and distributions
to shareholders                                      (.72)         (.61)         (.65)      (1.36)          (1.17)       (.78)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.39        $10.25         $9.44      $13.82          $13.63      $14.01
                                                   ======        ======         =====      ======          ======      ======

--------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                 18.61%        15.66%         0.65%      11.30%           5.32%      32.17%

--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)            $2,141        $1,893        $1,773        $757            $635        $431
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $2,054        $1,798        $1,832        $722            $575        $344
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                4.51%         5.15%         4.72%       2.79%(5)        2.68%       3.16%
Expenses(6)                                          0.89%         0.96%         0.90%       1.67%(5)        1.67%       1.69%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                             43%           46%           30%         13%             18%         24%

5. Annualized.
6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1999, were $390,413,443 and $734,707,028, respectively.



                      23  Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Financial Highlights  (Continuied)
--------------------------------------------------------------------------------


                                                Class B (Continued)
                                                --------------------------------

                                                Year
                                                Ended
                                                August 31,  Year Ended June 30,
                                                1996(2)     1996        1995
-------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period            $11.33       $10.21      $ 9.40
-------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .07          .41         .43
Net realized and unrealized gain (loss)           (.11)        1.35         .91
                                                ------       ------      ------
Total income (loss) from investment
operations                                        (.04)        1.76        1.34
-------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                --         (.40)       (.40)
Dividends in excess of net investment income        --           --          --
Distributions from net realized gain                --         (.24)       (.13)

                                                ------       ------      ------

Distributions in excess of net realized gain        --           --          --
Total dividends and distributions
to shareholders                                     --         (.64)       (.53)
-------------------------------------------------------------------------------

Net asset value, end of period                  $11.29       $11.33      $10.21

                                                ======       ======      ======

-------------------------------------------------------------------------------

Total Return, at Net Asset Value(4)              (0.35)%      17.58%      14.87%


-------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)           $260         $252        $161
-------------------------------------------------------------------------------
Average net assets (in millions)                  $255         $208        $122
-------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             2.48%(5)     3.68%       4.34%
Expenses(6)                                       1.76%(5)     1.72%       1.79%
-------------------------------------------------------------------------------
Portfolio turnover rate(7)                          14%          43%         46%



1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.
2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
3. For the period from August 17, 1993 (inception of offering) to June 30, 1994.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                      24  Oppenheimer Equity Income Fund


                                                           Class C
                                                           ---------------------------------------------------------------------
                                                           Six Months
                                                           Ended                                                       Period
                                                           February 28,                                                Ended
                                                           1999            Year Ended Agust 31,                        June 30,
                                               1994(3)     (Unaudited)     1998          1997           1996(2)        1996(1)
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period           $10.22        $13.63         $14.02       $11.30         $11.35         $10.76
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .36           .20            .39           .40            .07            .28
Net realized and unrealized gain (loss)          (.58)         1.34            .40          3.12           (.12)           .88
                                               ------        ------         ------        ------         ------         ------
Total income (loss) from investment
operations                                       (.22)         1.54            .79          3.52           (.05)          1.16
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.42)         (.19)          (.39)         (.40)            --           (.33)
Dividends in excess of net investment income     (.01)           --             --            --             --             --
Distributions from net realized gain             (.12)        (1.17)          (.79)         (.40)            --           (.24)
Distributions in excess of net realized gain     (.05)           --             --            --             --             --
                                               ------        ------         ------        ------         ------         ------
Total dividends and distributions
to shareholders                                  (.60)        (1.36)         (1.18)         (.80)            --           (.57)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  9.40        $13.81         $13.63        $14.02         $11.30         $11.35
                                              =======        ======         ======        ======         ======         ======

--------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)             (2.35)%       11.24%          5.30%        32.31%         (0.44)%        10.50%

--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)           $88          $121            $95           $48             $7             $6
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $47          $112            $77           $25             $7             $3
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            3.99%(5)      2.79%(5)       2.68%         3.15%          2.55%(5)       3.53%(5)
Expenses(6)                                      1.82%(5)      1.67%(5)       1.67%         1.69%          1.79%(5)       1.81%(5)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                         30%           13%            18%           24%            14%            43%

5. Annualized.
6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1999, were $390,413,443 and $734,707,028, respectively.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1.Significant Accounting Policies
Oppenheimer Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. It invests in both equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge, except for purchases greater than $1 million. Class A, Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                       26  Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                       27 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)(Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies  (continued)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Six Months Ended February 28, 1999   Year Ended August 31, 1998
                             ----------------------------------   -----------------------------
                             Shares         Amount                Shares        Amount
-----------------------------------------------------------------------------------------------
Class A:
Sold                         13,217,459   $ 190,015,854           28,301,749   $ 425,894,349
Dividends and
distributions reinvested     20,023,559     281,505,246           16,366,250     238,084,133
Redeemed                    (16,282,730)   (233,938,300)         (27,270,231)   (410,254,678)
                           ------------    ------------          -----------    ------------
Net increase                 16,958,288   $ 237,582,800           17,397,768   $ 253,723,804
                           ============    ============          ===========    ============
------------------------------------------------------------------------------------------------
Class B:
Sold                          7,878,244   $ 112,577,914           17,875,704   $ 267,182,429
Dividends and
distributions reinvested      4,543,074      63,398,134            2,649,899      38,263,417
Redeemed                     (4,201,571)    (59,704,205)          (4,755,561)    (71,052,483)
                           ------------    ------------          -----------    ------------
Net increase                  8,219,747   $ 116,271,843           15,770,042   $ 234,393,363
                           ============    ============          ===========    ============
-----------------------------------------------------------------------------------------------
Class C:
Sold                          2,233,044    $ 32,006,795            4,117,941    $ 61,626,191
Dividends and
distributions reinvested        721,485      10,060,833              342,326       4,949,150
Redeemed                     (1,128,860)    (16,057,907)            (941,057)    (14,098,041)
                           ------------    ------------          -----------    ------------
Net increase                  1,825,669    $ 26,009,721            3,519,210    $ 52,477,300
                           ============    ============          ===========    ============
-----------------------------------------------------------------------------------------------

3. Unrealized Gains and Losses on Investments
As of February 28, 1999, net unrealized appreciation on investments of $881,399,140 was composed of gross appreciation of $974,831,427, and gross depreciation of $93,432,287.

                      28  Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the six months ended February 28, 1999, was 0.52% of average annual net assets for each class of shares.

               For the six months ended February 28, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,094,740, of which $888,478 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $402,280,$3,344,025 and $245,111, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $343,749 and $7,217, respectively. During the six months ended February 28, 1999, OFDI received contingent deferred sales charges of $3,120, $606,264 and $22,591, respectively, upon redemption of Class A, Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1999, OFDI paid $237,462 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                       29 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Notes to financial Statements (Unaudited)(Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates (continued)
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1999, OFDI paid $50,559 and $8,394, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $2,963,897 and $404,645, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of February 28, 1999, OFDI had incurred excess distribution and servicing costs of $16,864,308 for Class B and $1,236,763 for Class C.

--------------------------------------------------------------------------------
5. Illiquid and Restricted Securities
As of February 28, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of February 28, 1999, was $42,034,168, which represents 1.04% of the Fund's net assets.

                       30  Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the six months ended February 28, 1999.

--------------------------------------------------------------------------------
7. Subsequent Event
On April 1, 1999, the Fund's name will change to Oppenheimer Capital Income
Fund.

                       31 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Oppenheimer Equity Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Trustee, Vice President,
                           Treasurer and Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         John P. Doney, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

-------------------------------------------------------------------------------
Investment Advisor       OppenheimerFunds, Inc.

-------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

--------------------------------------------------------------------------------
Custodian of             The Bank of New York
Portfolio Securities

--------------------------------------------------------------------------------
Independent Auditors     Deloitte & Touche LLP

--------------------------------------------------------------------------------
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Equity Income Fund. This report must be preceded by a Prospectus of Oppenheimer Equity Income Fund. For material information concerning the Fund, see the Prospectus.
                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                      32   Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Real Asset Funds
----------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund

-----------------------------------------------------------------------------------------------------------
Global Stock Funds
-----------------------------------------------------------------------------------------------------------
Developing Markets Fund              International Growth Fund             Global Growth & Income Fund
International Small                  Global Fund                           Europe Fund
  Company Fund                       Quest Global Value Fund

-----------------------------------------------------------------------------------------------------------
Stock Funds
-----------------------------------------------------------------------------------------------------------
Enterprise Fund                      MidCap Fund                           Growth Fund
Discovery Fund                       Capital Appreciation Fund             Large Cap Growth Fund
Quest Small Cap Value Fund           Quest Capital Value Fund              Quest Value Fund
                                                                           Disciplined Value Fund

-----------------------------------------------------------------------------------------------------------
Stock & Bond Funds
-----------------------------------------------------------------------------------------------------------
Main Street Growth &                 Total Return Fund                     Multiple Strategies Fund
  Income Fund/1/                     Quest Balanced                        Disciplined Allocation Fund
Quest Opportunity                      Value Fund                          Convertible Securities Fund
  Value Fund                         Capital Income Fund/2/

-----------------------------------------------------------------------------------------------------------
Taxable Bond Funds
-----------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
World Bond Fund                      Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                      Bond Fund

-----------------------------------------------------------------------------------------------------------
Municipal Bond Funds
-----------------------------------------------------------------------------------------------------------
California Municipal Fund/3/         Pennsylvania Municipal Fund/3/        Rochester Division:
Florida Municipal Fund/3/            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund/3/         Insured Municipal Fund                Limited Term New York
New York Municipal Fund/3/           Intermediate Municipal Fund           Municipal Fund

-----------------------------------------------------------------------------------------------------------
Money Market Funds/4/
-----------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."
2. On 4/1/99, the Fund's name was changed from "Equity Income Fund."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

                       33  Oppenheimer Equity Income Fund

                     This page is intentionally left blank

                     This page is intentionally left blank

                                        Information and services
                                        ---------------------------------------------------------------
Internet
24-hr access to account                 As an Oppenheimer fund shareholder, you have some special
information. Online                     privileges. Whether it's automatic investment plans,
transactions now available              informative newsletters and hotlines, or ready account
                                        access, you can benefit from services designed to make
 www.oppenheimerfunds.com               investing simple.

General Information                        And when you need help, our Customer Service
Mon-Fri 8:30am-9pm ET                   Representatives are only a toll-free phone call away. They
Sat 10am-4pm ET                         can provide information about your account and handle
                                        administrative requests. You can reach them at our General
 1-800-525-7048                         Information number.

Account Transactions                       When you want to make a transaction, you can do it easily
Mon-Fri 8:30am-9pm ET                   by calling our toll-free Telephone Transactions number or by
Sat 10am-4pm ET                         visiting our website. And, by enrolling in AccountLink, a
                                        convenient service that "links" your Oppenheimer funds
 1-800-852-8457                         accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make
                                        investments.

PhoneLink                                  For added convenience, you can get automated information
24-hr automated information             with OppenheimerFunds PhoneLink service, available 24 hours
and automated transactions              a day, 7 days a week. PhoneLink gives you access to a
                                        variety of fund, account, and market information. Of course,
 1-800-533-3310                         you can always speak with a Customer Service Representative during the General Information hours shown at the left.
Telecommunication Device
for the Deaf (TDD)                         You can count on us whenever you need assistance. That's
Mon-Fri 8:30am-6pm ET                   why the International Customer Service Association, an
                                        independent, nonprofit organization made up of over 3,200
 1-800-843-4461                         customer service management professionals from around the
                                        country, honored the Oppenheimer funds' transfer agent,
OppenheimerFunds                        OppenheimerFunds Services, with their Award of Excellence in
Information Hotline                     1993.
24 hours a day, timely
and insightful messages                    So call us today, or visit us at our website at
on the economy and issues that          www.oppenheimerfunds.com--we're here to help.
affect your investments

 1-800-835-3104

RS0300.001.0299    April 29, 1999        [LOGO OF OPPENHEIMERFUNDS APPEARS HERE]